SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):
April 2, 2003

Exact name of
registrant as specified
in its charter, state
of incorporation,
	address of principal		I.R.S. Employer
Commission File	executive offices, and	State of	Identification
Number	telephone number	Incorporation	Number

333-80523	SUSQUEHANNA MEDIA CO.	Delaware	23-2722964
140 E. Market Street
York, Pennsylvania 17401
(717) 848-5500

The address of the registrant has not changed since the last report.

SIGNATURES
EX-99 RELEASE DATED APRIL 2, 2003

ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Susquehanna Media Co. (“Media”) today announced its conference call on Monday, April 7, 2003 at 11:00 a.m. EST to discuss fourth quarter and 2002 annual results. A release relating to this conference call is attached as Exhibit 99.

Media reported $93.2 million consolidated revenues for the fourth quarter ended December 31, 2002. Revenues for the year ended December 31, 2002 were $348.6 million. Quarterly and annual revenues represented a 16% and 11% increase over 2001, respectively. Operating income for the fourth quarter was $19.3 million, a $3.3 million, a 26% increase over fourth quarter 2001 as restated, excluding the impact of adopting Statement of Financial Accounting Standard No. 142,“Goodwill and Other Intangible Assets (“SFAS 142”). Operating income for the year ended December 31, 2002 was $56.2 million, a $19.9 million or 90% increase over 2001, as restated, and excluding the impact of adopting SFAS 142.

As noted above, on January 1, 2002 Media adopted SFAS 142. This release discloses certain adjusted financial information to reflect the exclusion of the impact of the adoption of SFAS 142 from 2001 periods. Management believes this presentation is appropriate and that it provides useful information to investors because it enables investors to more accurately compare ongoing financial performance over the relevant periods.

Some of the statements in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates” or the negative thereof or other variations thereof or comparable terminology, or by discussion of strategies, each of which involves risks and uncertainties.

All statements other than of historical facts included herein or therein, including those regarding market trends, our financial position, business strategy, projected plans and objectives of management for future operations, are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results or performance to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, but are not limited to:

•	general economic and business conditions, both nationally and in our markets;

•	interest rate movements;

•	terrorists’ acts or adverse reactions to United States anti-terrorism activities;

•	expectations and estimates concerning future financial performance;

•	the possibly material impact and timing of compensation expenses related to changes in performance share values and the change in value of minority interests subject to required repurchase;

•	acquisition opportunities and our ability to successfully integrate acquired businesses, properties or other assets and realize anticipated benefits of such acquisitions;

•	financing plans and access to adequate capital on favorable terms;

•	our ability to service our outstanding indebtedness and the impact such indebtedness may have on the way we operate our businesses;

•	the impact of competition from other radio stations, media forms and communication service providers;

•	the impact of existing and future regulations affecting our businesses, including radio licensing and ownership rules and cable television regulations;

•	changes in generally accepted accounting principles and standards, as well as SEC rules and regulations;

•	the possible non-renewal of cable franchises;

•	increases in programming costs;

•	the accuracy of anticipated trends in our businesses, including those discussed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” herein;

•	advances in technology and our ability to adapt to and capitalize on such advances;

•	decreases in our customers’ advertising and entertainment expenditures; and

•	other factors over which we may have little or no control.

All forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by this cautionary statement. Any forward-looking statement speaks only as of the date it was made, and except for our ongoing obligations to disclose material information as required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report might not transpire. You should also read carefully the factors described in the “Risk Factors” section of this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibit is filed herewith:

Exhibit No.	Description

99	Release dated April 2, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2003	SUSQUEHANNA MEDIA CO.
Registrant

	By:	/s/ John L. Finlayson

Vice President and Principal Financial and Accounting Officer